UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2005


                               Register.com, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                  0-29739               11-3239091
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   (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)           File Number)        Identification No.)



            575 Eighth Avenue, 8th Floor
                 New York, New York                         10018
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      (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code (212) 798-9100 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.


     On May 18, 2005, Register.com, Inc. (the "Company") received a notice from the staff of the Nasdaq Stock Market (the "Nasdaq Staff") indicating that the Company's shares of common stock are subject to potential delisting from the Nasdaq National Market for failure to comply with the requirements to timely file its Form 10-Q for the quarter ended March 31, 2005, as set forth in Marketplace Rule 4310(c)(14). Receipt of the notice does not result in immediate delisting of the Company's common stock. On May 19, 2005, the Company issued a press release announcing its receipt of the notice from the Nasdaq Staff. A copy of the Company's press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

     The Nasdaq Staff stated in the notice that, unless the Company requests a hearing before a Nasdaq Listing Qualifications Panel ("Nasdaq Panel") by May 25, 2005, the Company's securities will be delisted from the Nasdaq National Market at the opening of business on May 27, 2005. The notice also stated that as of the opening of business on May 20, 2005, an "E" will be appended to the end of the Company's trading symbol for its securities. Therefore, commencing on May 20, 2005, the trading symbol for the Company's common stock will be changed from "RCOM" to "RCOME."

     The Company expects to make a timely request for a hearing before a Nasdaq Panel to appeal the Nasdaq Staff's determination and to request continued listing. This request will stay the delisting pending the hearing and a written determination by the Nasdaq Panel, however, there can be no assurance that the Nasdaq Panel will grant the Company's request for continued listing.

                                      *****


                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     Statements in this report other than historical information constitute forward-looking statements and involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. These potential risks and uncertainties include, among other things, uncertainty regarding the timing of the Company's completion of the filing of its Form 10-Q for the quarter ended March 31, 2005, uncertainty regarding the Company's identified material weaknesses and the potential identification of additional control deficiencies as material weaknesses, uncertainty regarding the Company's ability to comply with Nasdaq listing requirements, uncertainty regarding unforeseen issues encountered in the completion of the financial statements for inclusion in the Form 10-Q for the quarter ended March 31, 2005, and other factors detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press Release of Register.com, Inc. dated May 19, 2005.

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REGISTER.COM, INC.


Date:  May 19, 2005                   Ry: /s/ Roni A. Jacobson
                                      ----------------------------------
                                              Roni A. Jacobson
                                              General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit Number        Description
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99.1                  Press Release of Register.com, Inc. dated May 19, 2005.